          As filed with the Securities and Exchange Commission on March 31, 1998
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------

                         OACIS HEALTHCARE HOLDINGS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                              ---------------------

          DELAWARE                                              04-3229774
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                       100 DRAKES LANDING ROAD, SUITE 100
                           GREENBRAE, CALIFORNIA 94904
                                 (650) 925-0121
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                              ---------------------

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)
                              ---------------------

                                STEPHEN GHIGLIERI
                            OACIS HEALTHCARE HOLDINGS
                       100 DRAKES LANDING ROAD, SUITE 100
                           GREENBRAE, CALIFORNIA 94904
                                 (650) 925-0121

    (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                           CODE, OF AGENT FOR SERVICE)

                              ---------------------
                                   Copies to:
                              ROBERT AJEMIAN, ESQ.
                               COOLEY GODWARD LLP
                               ONE MARITIME PLAZA
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 693-2000
                              ---------------------

                         CALCULATION OF REGISTRATION FEE


================================================================================================================================
            TITLE OF EACH CLASS              AMOUNT                  PROPOSED          PROPOSED          AMOUNT OF
              OF SECURITIES TO               TO BE                    MAXIMUM           MAXIMUM         REGISTRATION
             BE REGISTERED (1)             REGISTERED                OFFERING          AGGREGATE            FEE
                                                                       PRICE           OFFERING
                                                                   PER SHARE (2)       PRICE (2)
--------------------------------------------------------------------------------------------------------------------------------
1996 Employee Stock Purchase Plan       350,000 shares               $4.0625         $1,421,875          $419.45
Common Stock, $0.01 par value
================================================================================================================================



----------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) and (h)(1) of the Act. The above calculation is based on the average of the reported high and low prices of the Common Stock on the Nasdaq National Market System on March 27, 1998.
================================================================================

                                     PART II

             INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
                       STATEMENT ON FORM S-8 NO. 333-14633

        The contents of the Registration Statement on Form S-8 No. 333-14633 filed with the Securities and Exchange Commission (the "Commission") on March 27, 1997 is incorporated by reference herein, with those changes set forth below.

ITEM 8. EXHIBITS.

      NUMBER   EXHIBIT
      ------   -------
           5   Opinion of Cooley Godward LLP
        23.1   Consent of Price Waterhouse LLP
        23.2   Consent of Cooley Godward LLP (contained in Exhibit 5)
          24   Power of Attorney (see page II-2)
          99   1996 Employee Stock Purchase Plan, as amended effective June 11, 1997(1)

(1) Filed with the Company's definitive proxy statement for its 1997 Annual Meeting of Stockholders, filed with the Commission on April 30, 1997 and incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenbrae, State of California, on March 31, 1998.

                                       OACIS HEALTHCARE HOLDINGS CORP.


                                       By: /s/ Jim McCord
                                          --------------------------------------
                                           Jim McCord
                                           Chief Executive Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jim McCord and Stephen Ghiglieri, jointly and severally, as his or her attorney-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that the said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                                     TITLE                                            DATE

/s/ Jim McCord                          Chief Executive Officer and Chairman of                   March 31, 1998
-----------------------------------     Board of Directors
          Jim McCord

/s/ Stephen Ghiglieri                   Vice President of Finance and Administration,             March 31, 1998
-----------------------------------     Chief Financial Officer and Secretary
          Stephen Ghiglieri

/s/ John Kingery                        President, Chief Operating Officer and Director           March 31, 1998
-----------------------------------
          John Kingery

/s/ Alan W. Crites                      Director                                                  March 31, 1998
-----------------------------------
          Alan W. Crites

/s/ David Dominik                       Director                                                  March 31, 1998
-----------------------------------
          David Dominik

/s/ Fred Goad                           Director                                                  March 31, 1998
-----------------------------------
          Fred Goad

/s/ Dennis Sisco                        Director                                                  March 31, 1998
-----------------------------------
          Dennis Sisco

/s/ William H. Younger, Jr.             Director                                                  March 31, 1998
-----------------------------------
          William H. Younger, Jr.

/s/ Bernard Puckett                     Director                                                  March 31, 1998
-----------------------------------
          Bernard Puckett

                                INDEX TO EXHIBITS



EXHIBIT   DESCRIPTION                                                                    PAGE

      5   Opinion of Cooley Godward LLP                                                  II-4

   23.1   Consent of Price Waterhouse, LLP                                               II-5

   23.2   Consent of Cooley Godward LLP (contained in Exhibit 5)

     24   Power of Attorney (See Page II-2)

     99   1996 Employee Stock Purchase Plan, as amended effective June 11, 1997(1)


(1) Filed with the Company's definitive proxy statement for its 1997 Annual Meeting of Stockholders, filed with the Commission on April 30, 1997 and incorporated herein by reference.



                                      II-3